Exhibit 10.1.1

FIRST AMENDMENT TO MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this “Agreement”) is made as of April 9, 2012 by and between ESA P PORTFOLIO OPERATING LESSEE INC. (f/k/a BRE/ESA P Portfolio Operating Lessee Inc.), a Delaware corporation (“Lessee”), and HVM L.L.C. (f/k/a Homestead Village Management, LLC), a Delaware limited liability company (“Manager”).

BACKGROUND

A. Lessee and Manager entered into that certain Management Agreement dated as of October 8, 2010 (the “Original Management Agreement”) pursuant to which Manager agreed to render certain services in connection with the management and operation of the Hotels (as defined in the Original Management Agreement) to Lessee on the terms and subject to the conditions set forth in the Management Agreement;

B. Lessee and Manager wish to consolidate the operation of two Hotels into a single Hotel;

C. Lessee and Manager wish to amend and modify the Original Management Agreement as hereinafter set forth.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Amendment. Schedule A of the Original Management Agreement is hereby amended as follows:

a.	Hotel 150 and Hotel 857 are hereby deleted from Schedule A.

b.	The following is added as a new Hotel to Schedule A:

150	5375 Farwell Place, Fremont, CA	ESA P Portfolio L.L.C.

2. Ratification. All provisions of the Original Management Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Management Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Management Agreement, as amended by this Agreement.

3. Applicable Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York.

4. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Lessee, its successors and assigns, and shall be binding and inure to the benefit of Manager and its permitted assigns.

5. Headings. Headings of sections are inserted only for convenience and are in no way to be construed as a limitation on the scope of the particular sections to which they refer.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

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IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

LESSEE:

ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation

By:

	Name:	WILLIAM RAHM
	Title:	VP & SECRETARY

MANAGER:

HVM L.L.C., a Delaware limited liability company

By:	HVM Manager 2 LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

FIRST AMENDMENT TO MANAGEMENT AGREEMENT (P PORTFOLIO)

IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

LESSEE:

ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation

By:
Name:
Title:

MANAGER:

HVM L.L.C., a Delaware limited liability company

By:	HVM Manager 2 LLC, a Delaware limited liability company, its manager

By:

		Name:	Tyler Henritze
		Title:	VP & Secretary

FIRST AMENDMENT TO MANAGEMENT AGREEMENT (P PORTFOLIO)